UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 6, 2021, FirstEnergy Corp. (“FirstEnergy” or the “Company”), along with FirstEnergy Transmission, LLC, a wholly owned subsidiary of FirstEnergy that primarily owns controlling equity interests of certain of FirstEnergy’s transmission assets (“FET”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with North American Transmission Company II LLC, a controlled investment vehicle entity of Brookfield Infrastructure Partners, an experienced investor in U.S. infrastructure (“Investor”), and Brookfield Super-Core Infrastructure Partners L.P., Brookfield Super-Core Infrastructure Partners (NUS) L.P. and Brookfield Super-Core Infrastructure Partners (ER) SCSp, as guarantors of Investor’s obligations and liabilities thereunder, pursuant to which FET agreed to issue and sell to Investor at the closing (the “Closing”), and Investor agreed to purchase from FET, certain newly issued membership interests of FET, such that Investor will own 19.9% of the issued and outstanding membership interests of FET, for a purchase price of $2,375,000,000, subject to adjustment based on capital contributions made to FET by FirstEnergy on or after the date of the Purchase Agreement and prior to the Closing. The parties to the Purchase Agreement consummated the Closing on May 31, 2022.

On May 31, 2022, pursuant to the terms of the Purchase Agreement and in connection with the Closing, FirstEnergy and FET entered into an Amended and Restated Limited Liability Company Operating Agreement of FET (the “LLC Agreement”) with the Investor. The LLC Agreement is effective from and after the Closing, and contains rights and obligations of FET, FirstEnergy and the Investor pertaining to the governance of FET, dispositions and other transfers of FET’s equity, capital contributions to and distributions from FET, significant corporate events involving FET and its subsidiaries (including consent and consultation rights held by the Investor or its designees with respect to certain matters), and other similar matters affecting FirstEnergy’s and the Investor’s respective interests in FET. Under the LLC Agreement, the Investor is entitled to appoint a number of directors to the board of directors of FET (the “FET Board”) in approximate proportion to the Investor’s ownership percentage in FET (rounded to the next whole number). Pursuant to the LLC Agreement, the FET Board now consists of five directors, one appointed by the Investor and four appointed by the Company.

The foregoing description of the LLC Agreement and the transactions contemplated thereby are subject to, and qualified in their entirety by, the full terms of the LLC Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 31, 2022, the Company issued a press release announcing the Closing. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Amended and Restated Limited Liability Company Operating Agreement of FirstEnergy Transmission, LLC
99.1	FirstEnergy Corp. Press Release, dated May 31, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining court approval of the definitive settlement agreement in the derivative shareholder lawsuits; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, and strengthening our balance sheet; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of the COVID-19 pandemic and the related impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, supply chain disruptions, additional costs, workforce impacts and governmental and regulatory responses to the pandemic, such as moratoriums on utility disconnections and workforce vaccination mandates; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions, including recession and inflationary pressure, affecting us and/or our customers and those vendors with which we do business; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission filings. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2022

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer